UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 03, 2002
               --------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                    000-28007
                    ----------------------------------------
                            (COMMISSION FILE NUMBER)

                          GOLFGEAR INTERNATIONAL, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



               NEVADA                               43-1627555
  ---------------------------------           ----------------------
    (STATE OR OTHER JURISDICTION                 (I.R.S.EMPLOYER
  OF INCORPORATION OR ORGANIZATION)           IDENTIFICATION NUMBER)


                              5285 INDUSTIAL DRIVE
                    HUNTINGTON BEACH, CALIFORNIA 92649-1514
               --------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (714) 899-4274
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
               --------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Report on Form 8-K of GolfGear International, Inc., a Nevada corporation (the
"Company") for the event dated August 21, 2002, as filed with the Securities and Exchange Commission on November 03, 2002.

ITEM 5.  Other Events

GolfGear International, Inc. effective August 21, 2002, has granted Nike Golf (NYSE:NKE) a non-exclusive, long-term, worldwide license to manufacture and sell golf clubs under GolfGear's patents covering its proprietary forged-face insert technology. The license agreement grants Nike Golf the right to institute litigation against third parties for infringement of GolfGear's patents.

Forward-Looking Statements: This press release may contain forward-looking statements, which are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve a number of risks and uncertainties. The actual results that GolfGear achieves may differ materially from any forward-looking statements due to such risks and uncertainties. GolfGear undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          GOLFGEAR  INTERNATIONAL,  INC.



DATE:  September 03, 2002          BY: /S/  Daniel C. Wright
                                       ---------------------------
                                       Daniel C. Wright, Chief Financial Officer


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